Exhibit 10.1
CHANGE ORDER
PERFORMANCE AND ATTENDANCE BONUS ("PAB”) PROVISIONAL SUM CLOSURE

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00067 DATE OF CHANGE ORDER: August 18, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 2.2 Performance and Attendance Bonus Provisional Sum of Schedule EE-2 of the Agreement, this Change Order amends Section 2.2 Performance and Attendance Bonus Provisional Sum to reflect actual and final costs incurred by Contractor.

2.    Performance and Attendance Bonus Provisional Sums

a.Per Section 2.2 of Schedule EE-2 of Attachment EE of the Agreement, the extant provisional sums for Performance and Attendance Bonus are:
i.Subproject 6(a): U.S. $37,000,000; and
ii.Subproject 6(b): U.S. $5,000,000.

b.In accordance with previous Change Order CO-00031, Schedule EE-4 of Attachment EE of the Agreement was merged into Schedule EE-2 of Attachment EE of the Agreement.

3.The Performance and Attendance Bonus Provisional Sum in Section 2.2 of Schedule EE-2 of Attachment EE is hereby decreased by Twenty Million, Four Hundred and Fifty-Seven Thousand, One Hundred and Sixteen U.S. Dollars (U.S. $20,457,116); and therefore, the final Performance and Attendance Bonus Provisional Sum as amended by this Change Order shall be Twenty-One Million, Five Hundred and Forty-Two Thousand, Eight Hundred and Eighty-Four U.S. Dollars (U.S. $21,542,884).

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$21,155,105
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-66)	$7,031,570

9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$464,727,570
10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11. The Provisional Sum Applicable to Subproject 6(b) will be changed by this Change Order	$(20,457,116)
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$444,270,454

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,502,775,248
15. The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$(20,457,116)
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,482,318,132

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _KM_ Contractor _DC_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane MacIntosh
Owner	Owner

David Craft	Kane MacIntosh
Name	Name

SVP E&C	Senior Project Manager, PVP
Title	Title

August 30, 2022	26 August 2022
Date of Signing	Date of Signing

CHANGE ORDER
PERFORMANCE AND ATTENDANCE BONUS ("PAB”) PROVISIONAL SUM CLOSURE
(RECONCILIATION TO CO-00067)

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00068 DATE OF CHANGE ORDER: August 18, 2022

The Agreement between the Parties listed above is changed as follows:

1.This Change Order revises and supersedes CO-00067 in its entirety, as follows:
a.Allocation of PAB per Subproject 6(a) and Subproject 6(b) is adjusted; and
b.Exhibit “A” is revised to reflect allocation of PAB per Subproject 6(a) and Subproject 6(b)

2.    Performance and Attendance Bonus Provisional Sums

a.Per Section 2.2 of Schedule EE-2 of Attachment EE of the Agreement, the extant provisional sums for Performance and Attendance Bonus for Subproject 6(a) is U.S. $42,000,000.

b.In accordance with previous Change Order CO-00031, Schedule EE-4 of Attachment EE of the Agreement was merged into Schedule EE-2 of Attachment EE of the Agreement.

3.The Performance and Attendance Bonus Provisional Sum in Section 2.2 of Schedule EE-2 of Attachment EE is hereby decreased by Twenty Million, Four Hundred and Fifty-Seven Thousand, One Hundred and Eighteen U.S. Dollars (U.S. $20,457,118); and therefore, the final Performance and Attendance Bonus Provisional Sum as amended by this Change Order shall be Twenty-One Million, Five Hundred and Forty-Two Thousand, Eight Hundred and Eighty-Two U.S. Dollars (U.S. $21,542,882).

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$21,155,105
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be changed by this Change Order in the amount of	$(20,457,118)
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-67)	$(13,425,546)
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$444,270,454
10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—

11. The Provisional Sum Applicable to Subproject 6(b) will be changed by this Change Order	$20,457,116
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$464,727,570

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,482,318,132
15. The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$(2)
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,482,318,130

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes, see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _KM_ Contractor _DC_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane MacIntosh
Owner	Owner

David Craft	Kane MacIntosh
Name	Name

SVP E&C	Senior Project Manager, PVP
Title	Title

September 14, 2022	9 September 2022
Date of Signing	Date of Signing

CHANGE ORDER

COVID-19 Impacts 1Q2022 and 2Q2022

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00069 DATE OF CHANGE ORDER: August 29, 2022

The Agreement between the Parties listed above is changed as follows:

1.    Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s costs for the first and second quarters of 2022 (actuals January 2022 through June 2022), in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications:

i.Notwithstanding this Change Order contemplates the first and second quarters of 2022, by mutual agreement there is nil cost component for 2Q2022.

ii.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely or in the Houston home office.

iii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no shutdowns in 1Q2022 or 2Q2022.

iv.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts; and additional safety PPE, communication materials (e.g., posters, signs, etc.).

v.No major COVID-19 infection outbreak on the Jobsite resulting in: (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.

vi.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 9 March 2021 shall remain unchanged through the end of 2Q2022. New government orders shall be subject to separate notices and Change Orders, if applicable.

vii.Owner’s operations and other professional staff personnel shall continue to support the Contractor’s activities for the Project in support of the Work.

viii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction activities either at Site or remotely if possible.

ix.Any changes in the above assumptions and qualifications and additional costs beyond 1Q & 2Q are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.

2.    Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 30 June 2022. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.    The detailed cost breakdown of this Change Order is provided in Exhibit A of this Change Order.

4.    Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68)	$697,987
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,017,590,560
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-68)	$7,031,570
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$464,727,570
10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$
11. The Provisional Sum Applicable to Subproject 6(b) will be changed by this Change Order	$546,880
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$465,274,450
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,482,318,130
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$546,880
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,482,865,010

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)

The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(b): N/A

Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _KM_ Contractor _DC_ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane MacIntosh
Owner	Owner

David Craft	Kane MacIntosh
Name	Name

SVP E&C	Senior Project Manager, PVP
Title	Title

September 14, 2022	9 September 2022
Date of Signing	Date of Signing